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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 1998
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                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)



   Delaware                          1-11804                 34-1730488
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(State or other                    (Commission             (IRS Employer
jurisdiction of                    File Number)           Identification No.)
incorporation)


                    One Geon Center, Avon Lake, Ohio             44012
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               (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code     440-930-1001
                                                            -------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Geon Company announced today the formation of a joint venture with
Owens Corning that will market and manufacture material systems based on a unique technology for reinforced thermoplastic polymers.


Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of December 17, 1998 announcing the joint venture with Owens Corning to market composites technology.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GEON COMPANY




                                              By  \s\ Gregory L. Rutman
                                                --------------------------------
                                              Secretary



Dated December 18, 1998